Exhibit 10.11
REGISTRATION RIGHTS AGREEMENT
          This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September ___, 2005, by and among FCB Bancorp, a California corporation (the “Company”), and each of the purchasers (individually, a “Purchaser” and, collectively, the “Purchasers”) listed on the Schedule of Purchasers attached as Exhibit A hereto.
          WHEREAS, the Company has agreed to issue and sell to the Purchasers pursuant to subscription agreements (the “Subscription Agreements”), by and among the Company and the Purchasers, up to an aggregate of ___shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”); and
          WHEREAS, in order to induce the Purchasers to purchase the Shares, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of (i) the Purchasers and (ii) the holders of the Shares from time to time until such time as such Shares have been sold pursuant to a Shelf Registration Statement (as defined below).
          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, mutual covenants and agreements set forth herein, the parties hereto agree as follows:
SECTION 1. DEFINITIONS
          Capitalized terms used but not defined herein shall have the respective meanings set forth in the Subscription Agreement. As used in this Agreement, the following capitalized terms shall have the following respective meanings:
          “Business Day” means any day, excluding Saturday, Sunday and any day which is in the City of Los Angeles a legal holiday or a day upon which banking institutions in the City of Los Angeles are required or authorized by law or other governmental action to close.
          “Closing Date” means the date on which the sale of the Shares takes place.
          “Effectiveness Deadline” has the meaning set forth in Section 3(a).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Filing Deadline” has the meaning set forth in Section 3(a).
          “Holder” has the meanings set forth in Section 2.
          “Liquidated Damages” has the meaning set forth in Section 4.
          “Prospectus” means the prospectus included in the Shelf Registration Statement at the time the Shelf Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.
          “Placement Agreement” means the Private Placement Agency Agreement, dated May 26, 2005, by and between the Company and Keefe, Bruyette & Woods, Inc.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Shelf Registration Statement” has the meaning set forth in Section 3(a).
          “Transfer Restricted Shares” means Shares and any other securities of the Company issued or issuable in exchange therefor or upon any similar event with respect thereto, whether by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation, other reorganization or otherwise. As to any particular Transfer Restricted Shares held by any particular person, once issued such securities shall cease to be Transfer Restricted Shares when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed by such person to a non-affiliate of such person pursuant to Rule 144 under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been issued to such person and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state statute then in force, or (iv) such securities shall have ceased to be outstanding.
SECTION 2. HOLDERS
          A person is deemed to be a holder of Transfer Restricted Shares (each, a “Holder”) whenever such person owns Transfer Restricted Shares.
SECTION 3. SHELF REGISTRATION
          (a) Shelf Registration.
               The Company shall cause to be filed, on or prior to 90 days after the Closing Date (the “Filing Deadline”), a shelf registration statement pursuant to Rule 415 under the Securities Act (which may be an amendment to any previously filed registration statement (the “Shelf Registration Statement”)), relating to all of the Transfer Restricted Shares, and shall use its best reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to 150 days after the Closing Date (the “Effectiveness Deadline”).
          The Company shall use its best reasonable efforts to keep any Shelf Registration Statement required by this Section 3(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 5(a) to the extent necessary to ensure that it is available for sales of Transfer Restricted Shares and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, for a period of at least two years (as extended pursuant to

Section 5(b)) following the Closing Date, or such shorter period as will terminate upon the earliest to occur of the following: (x) all Transfer Restricted Shares covered by the Shelf Registration Statement have been sold pursuant thereto, and (y) all Transfer Restricted Shares, other than those held by the Company and its affiliates, are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act or any successor rule thereof (such period being referred to herein as the “Shelf Registration Period”).
          (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement.
               No Holder of Transfer Restricted Shares may include any of its Transfer Restricted Shares in the Shelf Registration Statement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein, or any supplement thereto. No Holder of Transfer Restricted Shares shall be entitled to Liquidated Damages pursuant to Section 4 unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading. Each selling Holder further agrees to be named as a selling security holder in the Shelf Registration Statement and any Prospectus or preliminary Prospectus included therein, or any supplement thereto, and to comply with all applicable requirements of the Securities Act in connection with any offer or sale of Shares by such Holder, including the prospectus delivery requirements thereof.
SECTION 4. LIQUIDATED DAMAGES
          If (a) the Shelf Registration Statement is not filed with the SEC on or prior to the Filing Deadline (a “Filing Default”), (b) the Shelf Registration Statement has not been declared effective by the SEC on or prior to the Effectiveness Deadline (an “Effectiveness Default”), or (c) the Shelf Registration Statement is filed and declared effective but thereafter ceases to be effective or fails to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Shelf Registration Statement that cures such failure and that is itself declared effective immediately (a “Cessation Default”, and each of a Filing Default, an Effectiveness Default and a Cessation Default being referred to herein as a “Registration Default”), then, subject to Section 3(b), the Company hereby agrees to pay to each Holder of Shares affected thereby liquidated damages at the following rates (“Liquidated Damages”). Liquidated Damages shall accrue on any Transfer Restricted Shares from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 1% per annum (the “Liquidated Damages Rate”) for the first 90-day period immediately following the occurrence of such Registration Default. The Liquidated Damages Rate shall increase by an additional .5% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum Liquidated Damages Rate of 2% per annum. Liquidated Damages shall continue to so accrue until, but not including, the date on which the applicable Registration Default is cured or, if earlier, upon the termination of the Shelf Registration Period. Liquidated Damages shall accrue based upon the Liquidated Damages Rate applied to the aggregate purchase price paid upon issuance for such Holder’s Transfer Restricted Shares (or, if applicable, for the Shares exchanged for such Transfer Restricted Shares or otherwise preceding such Transfer Restricted Shares). Notwithstanding the foregoing, no Liquidated Damages shall accrue as to any Transfer Restricted Share from and after the earlier of (x) the date such security is no longer a Transfer Restricted Share and (y) the expiration of the Shelf Registration Period. The rate of accrual of the Liquidated Damages with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults. Following the cure of all Registration Defaults requiring the payment by the Company of Liquidated Damages to the Holders of Transfer Restricted Shares pursuant to this Section, the accrual of Liquidated Damages will cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Liquidated Damages by the Company). No Liquidated Damages shall be payable at any time with respect to any securities which are not Transfer Restricted Shares. No other monetary damages shall be available to the Holders of Transfer Restricted Share for a Registration Default.
          All accrued Liquidated Damages shall be paid in cash to the Holders entitled thereto and shall be payable quarterly in arrears, on March 30, June 30, September 30 and December 30 of each year, as applicable, commencing December 30, 2005. Any such Liquidated Damages shall be payable to the person in whose name the applicable Transfer Restricted Shares are registered at the close of business on the regular record date for such Liquidated Damages, which shall be March 10, June 10, September 10 and December 10 (whether or not a Business Day), as the case may be, next preceding the payment date of any such Liquidated Damages. Any such Liquidated Damages owed and not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such regular record date and will be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Transfer Restricted Shares may be quoted or listed, and upon such notice as may be required by such automated quotation system or exchange. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Share at the time such security ceases to be a Transfer Restricted Share shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.
          Notwithstanding anything to the contrary in this Agreement, the obligations of the Company under this Agreement are subject to the satisfaction of the conditions set forth in the Subscription Agreements and the Placement Agreement, and the consummation of the transactions contemplated therein.
SECTION 5. REGISTRATION PROCEDURES
          (a) Shelf Registration Statement
               In connection with the Shelf Registration Statement, the Company shall:
          (i) use its best reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Shares being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 3(b)), and pursuant thereto the Company will prepare and file with the SEC the Shelf Registration Statement on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Shares in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions of this Agreement;
          (ii) use its best reasonable efforts to keep the Shelf Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 of this Agreement; and upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of a material fact or omit to state any material fact necessary to make the statement therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Shares during the period required by this Agreement, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement curing such defect, and, if the SEC review is required, use its best reasonable efforts to cause such amendment to be declared effective as soon as practicable;
          (iii) prepare and file with the SEC such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period set forth in Section 3, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus;
          (iv) advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that the Company determines in its good faith judgment that the disclosure of such fact or happening or event at such time would have a material adverse effect on the business, financial condition, operations or prospects of the Company or the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed); and if at any time the SEC shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Shares under state securities or blue sky laws, the Company shall use its best reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;
          (v) subject to Section 5(a)(ii), if any fact or event contemplated by Section 5(a)(iv)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (vi) furnish to each Holder in connection with such sale, if any, before filing with the SEC, copies of the Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to the Shelf Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents will be subject to the review and reasonable comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file the Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Holder shall reasonably object within five Business Days after the receipt thereof; a Holder shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act;
          (vii) as soon as reasonably practicable prior to the filing of any document that is to be incorporated by reference into the Shelf Registration Statement or Prospectus, provide copies of such document to each Holder in connection with such sale, if any, make the Company’s representatives available for discussion of such document and other customary due diligence matters for a period of at least five Business Days, and, if appropriate, include such information in such document prior to the filing thereof as such Holder may reasonably request;
          (viii) make available at reasonable times for inspection by each Holder and any attorney or accountant retained by such Holder, all financial and other records,

pertinent corporate documents of the Company and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with the Shelf Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless (A) disclosure of such information on a non-confidential basis is required by court or administrative order or is necessary to respond to inquires of regulatory authorities, (B) disclosure of such information on a non-confidential basis is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any Prospectus), (C) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (D) such information becomes available to such person from a source other than the Company and its subsidiaries and such source is not known, after due inquiry, by such person to be bound by a confidentiality agreement; provided further, that the foregoing investigation shall be coordinated on behalf of such persons by one representative designated by and on behalf of such persons and any such confidential information shall be available from such representative to such persons so long as any person agrees to be bound by such confidentiality agreement;
          (ix) if requested by any Holder in connection with such sale, as soon as reasonably practicable include in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holder may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Shares; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;
          (x) furnish to each Holder in connection with such sale, if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the SEC, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);
          (xi) deliver to each Holder, without charge, such number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each Holder in connection with the offering and the sale of the Transfer Restricted Shares covered by the Prospectus or any amendment or supplement thereto;
          (xii) upon the request of any Holder, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Shares pursuant to the Shelf Registration Statement as may be reasonably requested by such Holder in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company shall:
               (1) upon the request of any Holder (or, in the case of paragraph (B) below, upon the request of the Holders of a majority of the Shares covered by the Shelf Registration Statement, provided that such request is made in writing prior to the date on which the Shelf Registration Statement is declared effective), furnish (or in the case of paragraph (B) below, use its best reasonable efforts to cause to be furnished) to such Holder, upon the effectiveness of the Shelf Registration Statement:
               (A) a certificate, dated such date, signed on behalf of the Company by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Sections 2.6 and 6.5(a) of the Placement Agreement and such other similar matters as such Holder may reasonably request;
               (B) an opinion, dated the date of effectiveness of the Shelf Registration Statement, of independent counsel to the Company, covering matters of the type customarily covered in opinions of issuer’s counsel requested in underwritten offerings, such as the effectiveness of the Shelf Registration Statement and such other matters as may be reasonably requested by such Holders; without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in the Shelf Registration Statement or the related Prospectus; and
               (2) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (1) above and with any customary conditions contained in any agreement entered into by the Company pursuant to this clause (xii);
          (xiii) prior to any public offering of Transfer Restricted Shares, take such action as is reasonably required under the securities or blue sky laws of such jurisdictions within the United States of America as the selling Holders may request to enable the disposition in such jurisdictions of the Transfer Restricted Shares covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where the Company is not now so qualified or to take any action that would subject the Company to the service of process in suits or to taxation, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where the Company is not now so subject;

          (xiv) in connection with any sale of Transfer Restricted Shares that will result in such securities no longer being Transfer Restricted Shares, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Shares to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Shares in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Shares;
          (xv) use its best reasonable efforts to cause the disposition of the Transfer Restricted Shares covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Shares, subject to the proviso contained in clause (xiii) above;
          (xvi) otherwise use its best reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders with regard to the Shelf Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Shelf Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act);
          (xvii) provide promptly to each Holder, upon request, each document filed with the SEC pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act; and
          (xviii) use its best reasonable efforts to cause the Shares to be listed on any securities exchange or automated quotation system on which similar securities issued by the Company are then listed, to the extent such Shares satisfies applicable listing requirements.
          (b) Restrictions on Holders.
               Each Holder agrees by acquisition of a Transfer Restricted Share that, upon receipt of the notice referred to in Section 5(a)(iv)(C) or any notice from the Company of the existence of any fact of the kind described in Section 5(a)(iv)(D) (in each case, a “Suspension Notice”), such Holder will forthwith discontinue disposition of Transfer Restricted Shares pursuant to the Shelf Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 5(a)(v), or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the “Recommencement Date”); provided, however, that any Suspension Period occurring as a result of notice from the Company of the existence of any fact of the kind described in Section 5(a)(iv)(D) shall not exceed, for so long as this Agreement is in effect, the shorter of (x) the period ending on the date the information responsible for the Suspension Period is disclosed to the public and (y) 30 days (provided that no two Suspension Periods shall occur during any period of 90 consecutive days). Each Holder receiving a

Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder’s possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the Prospectus covering such Transfer Restricted Shares that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of the Shelf Registration Statement set forth in Section 3, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the Recommencement Date.
SECTION 6. REGISTRATION EXPENSES
          (a) All expenses incident to the Company’s performance of or compliance with this Agreement will be borne by the Company, regardless of whether the Shelf Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all expenses of printing, messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for the Company; (v) all application and filing fees; and (vi) all reasonable fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance).
               The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.
          (b) Each Holder, and not the Company, shall be exclusively responsible for such Holder’s pro rata share of underwriter’s fees incurred by the Holders in connection with the Shelf Registration Statement and any expenses of such Holder in connection with the Shelf Registration Statement, including such Holder’s fees of counsel.
SECTION 7. INDEMNIFICATION
          (a) The Company agrees to indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) selling Shares for such Holder, each Holder’s directors, officers and each person, if any, who controls such Holder or such underwriter (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all losses, claims, damages, liabilities and judgments (including without limitation the legal fees and other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), provided by the Company to the Holders or to any prospective purchaser of Shares, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by such Holders.
          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in Section 7(a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder for use in the Shelf Registration Statement or any amendment or supplement thereto. In no event shall any Holder, its directors, officers, or any person who controls such Holder be liable or responsible under this Section 7 for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Shares pursuant to the Shelf Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Shares, plus (ii) the amount of any damages that such Holder, its directors, officers, or any person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the “Indemnified person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying person”) in writing, and the Indemnifying person shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified person and shall pay all fees and expenses of such counsel as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Holder). Any Indemnified person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying person, (ii) the Indemnifying person shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified person or (iii) the named parties in any such action (including any impleaded parties) include both the Indemnifying person and the Indemnified person, and the Indemnified person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying person (in which case the Indemnifying person shall not have the right to assume the defense of such action on behalf of the Indemnified person). It is understood that the Indemnifying person shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the indemnified Holders shall be designated in writing by a majority of the indemnified Holders, in the case of parties indemnified pursuant to Section 7(a), and any such separate firm for the Company, its directors, its officers and such control persons shall be designated in writing by the Company, in the case of parties indemnified pursuant to Section 7(b). The Indemnifying person shall indemnify and hold harmless the Indemnified person from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty Business Days after the Indemnifying person shall have received a request from the Indemnified person for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying person) and, prior to the date of such settlement, the Indemnifying person shall have failed to comply with such reimbursement request. No Indemnifying person shall, without the prior written consent of the Indemnified person, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified person is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified person, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified person from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified person.
          (d) To the extent that the indemnification provided for in this Section 7 is unavailable to an Indemnified person in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each Indemnifying person, in lieu of indemnifying such Indemnified person hereunder, shall contribute to the amount paid or payable by such Indemnified person as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the indemnified Holder, on the other hand, from their sale of Transfer Restricted Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company, on the one hand, and the indemnified Holder, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and the indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the indemnified Holder, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.
               The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified person as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified person in connection with investigating or defending any matter including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, in no event shall a Holder, its directors, officers, or any person who controls such Holder, be required to contribute, in the aggregate, pursuant to this Section 7 any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Shares pursuant to the Shelf Registration Statement exceeds the sum of (i) the amount paid by such Holder for such Transfer Restricted Shares, plus (ii) the amount of any damages that such Holder, its directors, officers, or any person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of the Transfer Restricted Shares held by each Holder hereunder and not joint.
SECTION 8. RULE 144 AND OTHER INFORMATION
          The Company hereby agrees with each Holder, for so long as any Transfer Restricted Shares remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Transfer Restricted Shares, adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 under the Securities Act in order to permit sales of such Transfer Restricted Shares pursuant to Rule 144 under the Securities Act and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit sales of such Transfer Restricted Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act.
SECTION 9. MISCELLANEOUS
          (a) Remedies.
               The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 3 may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 3. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
          (b) No Inconsistent Agreements.

               The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date.
          (c) Notices.
               All notices and other communications hereunder shall be in writing and shall be deemed sufficiently given and served for all purposes (i) when personally delivered or given by machine-confirmed facsimile, (ii) one Business Day after a writing is delivered to a national overnight courier service or (iii) three Business Days after a writing is deposited in the United States mail, first class postage or other charges prepaid and registered, return receipt requested, in each case, addressed as follows (or at such other address for a party as shall be specified by like notice): (A) in the case of the Company, to FCB Bancorp, 1100 Paseo Camarillo, Camarillo, California 93010, Attention: Chief Financial Officer, Facsimile No.: (805) — , and (B) in the case of any Holder, at the address set forth on the stock records of the Company.
          (d) Amendments and Waivers.
               No modifications or amendments to, or waivers of, any provision of this Agreement may be made, except pursuant to a document signed by the Company and Holders of a majority of the Shares affected by such amendment, modification, supplement, waiver or consents.
          (e) Interpretation.
               When a reference is made in this Agreement to Sections, paragraphs, clauses or Exhibits, such reference shall be to a Section, paragraph, clause or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes,” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. The phrases “the date of this Agreement,” “the date hereof,” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to June ___, 2005. The words “hereof,” “herein,” “herewith,” “hereby” and “hereunder” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.
          (f) No Third-Party Beneficiaries.
               No person or entity not a party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder.

          (g) Successors and Assigns.
               Other than with respect to transferees as to which the Shares held by such transferee have ceased to be Transfer Restricted Shares, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Shares in violation of the terms or of the Subscription Agreement. If any transferee of any Holder shall acquire Transfer Restricted Shares in any manner, whether by operation of law or otherwise, such Transfer Restricted Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Shares such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Subscription Agreement, and such person shall be entitled to receive the benefits.
          (h) Entire Agreement.
               This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
          (i) Severability.
               If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification shall not affect any other provision hereof; provided that if such provision may not be so modified such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.
          (j) GOVERNING LAW.
               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.
          (k) Banking Laws.
               Each of the provisions of this Agreement is subject to and shall be enforced in compliance with applicable banking laws.

          (l) Counterparts.
               This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each the other parties, it being understood that all parties need not sign the same counterpart.
(signature page follows)

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

FCB Bancorp

By:

Name:
Title:

as a Purchaser

By:

Name:
Title:
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Exhibit A
Schedule of Purchasers

Name and Address	Number of
of Purchaser	Shares

A-1